SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 16, 1999 (September 15, 1999)


                 D.H. MARKETING & CONSULTING, INC.
        (Exact name of registrant as specified in its charter)

Nevada                    033-91240            88-0330263
(State of incorporation   (Commission        (IRS Employer
or organization)           File Number)      Identification No.)

300 Keystone Street, Hawley, PA                   18428
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:(570) 226-8515

Item 5 - Other Events

On September 15, 1999, the Board of Directors of D.H. Marketing & Consulting, Inc. unanimously elected Gary Stafford to fill a vacancy left on the Board of Directors by the resignation of Robert N. Orswell. Further, the board of directors elected Mr. Stafford to the position of Treasurer. Mr. Orswell resigned on August 25, 1999 to pursue other interests.

Gary Stafford, age 48, has been employed by Universal Network, Inc., a subsidiary of the Company, since January of 1996 as the Director of Operations. Mr. Stafford was vice president and corporate treasurer of a privately held bank from 1974 through 1984. From 1984-1986, he managed the purchasing and operations of a retail department store. From 1986 through 1994, he was the president of a Florida based mortgage company.




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


D.H. MARKETING & CONSULTING, INC.


September 16, 1999
------------------
Date


By: /s/ MICHAEL J. DAILY
        ---------------------------------------------------
        Michael J. Daily
        Chief Executive Officer and duly authorized officer